UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 8, 2014
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

On January 8, 2014, at an investor presentation in Las Vegas, Nevada, Rovi Corporation (the “Company”) will present a corporate overview and financial update, which presentation includes an update to the Company's previously-disclosed financial estimates for 2013, the Company's financial estimates for 2014 and certain additional information. The presentation was announced by a widely disseminated press release and will be made available to the public via webcast, and the slides that accompany the presentation will be available to the public at the time of the webcast through the Company's website.

During the presentation, the Company will announce its decision to pursue the sale of its DivX and MainConcept business (the “DivX Business”) and the resulting reclassification of the operating results of the DivX Business as discontinued operations beginning with its fourth fiscal quarter and full fiscal year 2013. Rovi will also update its current expectations with respect to its estimated financial results for the fiscal year ended December 31, 2013. Had the DivX Business been reclassified as discontinued operations when Rovi provided its 2013 estimates during its quarterly earnings conference call on October 30, 2013, such estimates would have been fiscal year 2013 revenue of between $515 million and $540 million, and Adjusted Pro Forma (“APF”) earnings per share (“EPS”) of between $1.45 and $1.70. Rovi now estimates that fiscal year 2013 revenue will be between $535 million and $540 million, and APF EPS will be between $1.65 and $1.70. At the mid-point of this annual range, Rovi estimates Q4 2013 revenue of $152 million ($107 million relating to Service Providers, $37 million related to Consumer Electronics and $8 million related to Other) and Q4 APF EPS of between $0.53-$0.58. Rovi is in the process of completing its customary year-end audit and expects to report its fourth fiscal quarter and full fiscal year 2013 results in February 2014. Reconciliations between GAAP and APF results from operations, after reclassifying the DivX Business to discontinued operations, for the first three quarters of 2013 and each quarter of 2012 are provided in the tables below.

During the presentation, the Company will present 2014 estimates of $510 million to $550 million in revenue and $1.55 to $1.85 in APF EPS. The Company will present the 2013 and 2014 estimates by sales vertical, revenue category and by strategic area of focus.

During the presentation, the Company will also present information about revenue from its IP Licensing business, including that the Company had IP Licensing revenue of $275 million in 2012. The Company will also present that based on the applicable midpoints, the Company estimates it will have IP Licensing revenue of approximately $293 million in 2013 and approximately $283 million in 2014. Additionally, the Company will present that licensing costs associated with such IP Licensing revenue was $56 million in 2012 and that at the midpoint of the Company's estimates for 2013 and 2014, the Company estimates IP Licensing costs will be approximately $55 million in each of 2013 and 2014.

During the presentation, the Company will also present information that it estimates only a slight decline in cost structure (the combination of APF cost of goods sold (“COGS”) and APF total operating costs (“OpEx”)) from 2013 to 2014. In the presentation, based upon the aforementioned APF EPS midpoints, the Company estimates 2013 APF COGS will be approximately $82.5 million and 2013 APF OpEx will be approximately $218.5 million (for a total of approximately $301 million) and 2014 APF COGS will be approximately $78 million and 2014 APF OpEx will be approximately $220.2 million (for a total of approximately $298.2 million). The Company will also present information on how it has been managing its cost structure for 2012 and 2013.

During the presentation, the Company will also present information that it repurchased 4.2 million shares of its common stock in the fourth quarter of 2013 (for a total of 9.1 million shares during 2013) and paid down $200 million of its outstanding debt in the fourth quarter of 2013 (total net payments of approximately $309 million during 2013). The Company will also provide information on management of its capital structure, including that it estimates it will repurchase 5 million shares of its common stock in 2014.

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP or APF information. References to APF information are to non-GAAP pro forma measures. As discussed in greater detail below, the Company provides APF financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. APF COGS, APF OpEx, APF Operating Income, APF EBITDA, APF Income and APF EPS are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with, GAAP. APF information does not substitute for any performance measure derived in accordance with GAAP.

APF COGS is defined as GAAP cost of revenues adding back equity-based compensation and transition and integration expenses.

APF OpEx is defined as GAAP research and development and selling, general and administrative expenses adding back equity based compensation and transaction, transition and integration expenses.

APF Operating Income (or APF Operating Margin) is defined as GAAP operating income from continuing operations adding back non-cash items other than depreciation (such as equity-based compensation, amortization of intangibles, and asset impairment charges) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as transaction, transition, integration and restructuring costs). While depreciation expense is a non-cash item, it is included in APF Operating Income as management considers it a proxy for capital expenditures.

APF EBITDA is defined as GAAP operating income from continuing operations adding back all of the adjustments used in calculating APF Operating Income and further adding back depreciation.

APF Income is defined as income from continuing operations, net of tax, adding back all of the adjustments used in calculating APF Operating Income and further adding back non-cash items (such as the amortization or write-off of debt issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and discrete tax items including reserves) and items required to be recorded under GAAP which impact comparability, but that the Company believes are not indicative of its core operating results (such as payments to note holders and for expenses in connection with the early redemption or modification of debt, and gains on sales of strategic investments). APF EPS is calculated using APF Income.

The Company’s management has evaluated and made operating decisions about its business operations primarily based upon Revenue, APF Income and APF EPS. Management uses APF Income and APF EPS as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these APF financial measures along with GAAP measures.  For each such APF financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.
Management is using these APF measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, APF financial information helps management track actual performance relative to financial targets.  Making APF financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.
Management recognizes that the use of APF measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the APF financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its APF measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing APF financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company provides APF financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does.

All statements contained herein that are not statements of historical fact, including statements that use the words “estimates,” and statements regarding expected results of operations, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of full year 2013 results of operations and 2014 revenue and APF EPS.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's continued efforts to finish the review of the full year 2013 operating results and the audit of such results by the Company's auditors, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Report on Form 10-Q for the period ended September 30, 2013 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rovi Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01    Financial Statements and Exhibits

           The following tables are furnished with this report on Form 8-K to show reconciliations between GAAP pro forma and Adjusted Pro Forma results from operations, after reclassifying the DivX Business to discontinued operations, for each quarter of 2012 and the first three quarters of 2013:

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	March 31, 2012			June 30, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$86,230	$—	$86,230	$84,502	$—	$84,502
CE	38,199	—	38,199	31,861	—	31,861
Other	8,271	—	8,271	12,630	—	12,630
Total revenues	132,700	—	132,700	128,993	—	128,993

Costs and expenses:
Cost of revenues (1)	21,918	(1,151)	20,767	23,768	(1,177)	22,591
Research and development (2)	32,460	(5,379)	27,081	30,271	(5,731)	24,540
Selling, general and administrative (3)	38,321	(9,578)	28,743	38,008	(8,780)	29,228
Depreciation (4)	4,812	—	4,812	5,104	—	5,104
Amortization of intangible assets	18,238	(18,238)	—	18,516	(18,516)	—
Restructuring and asset impairment charges	1,216	(1,216)	—	—	—	—
Total costs and expenses	116,965	(35,562)	81,403	115,667	(34,204)	81,463
Operating income from continuing operations	15,735	35,562	51,297	13,326	34,204	47,530
Interest expense (5)	(12,148)	6,189	(5,959)	(16,405)	6,241	(10,164)
Interest income and other, net	1,610	—	1,610	187	—	187
Debt modification expense	(4,464)	4,464	—	(32)	32	—
Loss on interest rate swaps and caps, net (6)	(104)	104	—	(6,308)	6,308	—
Loss on debt redemption	(1,758)	1,758	—	—	—	—
(Loss) income from continuing operations before income taxes	(1,129)	48,077	46,948	(9,232)	46,785	37,553
Income tax expense (7)	4,529	(820)	3,709	3,705	(738)	2,967
(Loss) income from continuing operations, net of tax	$(5,658)	$48,897	$43,239	$(12,937)	$47,523	$34,586

Diluted (loss) income per share from continuing operations	$(0.05)		$0.40	$(0.12)		$0.32
Shares used in computing diluted net earnings per share (8)	107,532	737	108,269	107,035	433	107,468

(1) Adjustments to cost of revenues consists of $1.2 million and $1.2 million of equity based compensation for the periods ended March 31, 2012 and June 30, 2012, respectively.
(2) Adjustments to research and development consists of $5.4 million and $5.7 million of equity based compensation for the periods ended March 31, 2012 and June 30, 2012, respectively.
(3) Adjustments to selling, general and administrative consists of $9.6 million and $8.8 million of equity based compensation for the periods ended March 31, 2012 and June 30, 2012, respectively.
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) Since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	September 30, 2012			December 31, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$85,487	$—	$85,487	$88,517	$—	$88,517
CE	27,847	—	27,847	34,786	—	34,786
Other	18,457	—	18,457	9,307	—	9,307
Total revenues	131,791	—	131,791	132,610	—	132,610

Costs and expenses:
Cost of revenues (1)	24,684	(593)	24,091	26,843	(1,052)	25,791
Research and development (2)	27,677	(3,804)	23,873	27,622	(7,200)	20,422
Selling, general and administrative (3)	35,346	(7,690)	27,656	36,166	(7,250)	28,916
Depreciation (4)	5,214	—	5,214	4,858	—	4,858
Amortization of intangible assets	18,849	(18,849)	—	18,734	(18,734)	—
Restructuring and asset impairment charges	2,975	(2,975)	—	546	(546)	—
Total costs and expenses	114,745	(33,911)	80,834	114,769	(34,782)	79,987
Operating income from continuing operations	17,046	33,911	50,957	17,841	34,782	52,623
Interest expense (5)	(16,654)	6,148	(10,506)	(16,535)	6,065	(10,470)
Interest income and other, net	1,628	—	1,628	(222)	1,292	1,070
(Loss) gain on interest rate swaps and caps, net (6)	(4,242)	4,242	—	30	(30)	—
(Loss) income from continuing operations before income taxes	(2,222)	44,301	42,079	1,114	42,109	43,223
Income tax expense (benefit) (7)	3,219	105	3,324	(2,295)	5,709	3,414
(Loss) income from continuing operations, net of tax	$(5,441)	$44,196	$38,755	$3,409	$36,400	$39,809

Diluted (loss) income per share from continuing operations	$(0.05)		$0.37	$0.03		$0.40
Shares used in computing diluted net earnings per share (8)	103,307	37	103,344	100,740		100,740

(1) Adjustments to cost of revenues consist of the following:
		September 30, 2012	December 31, 2012
Equity based compensation		$(593)	$(882)
Transition and integration costs		—	(170)
Total adjustment		$(593)	$(1,052)
(2) Adjustments to research and development consist of the following:
		September 30, 2012	December 31, 2012
Equity based compensation		$(3,804)	$(5,060)
Transition and integration costs		—	(2,140)
Total adjustment		$(3,804)	$(7,200)
(3) Adjustments to selling, general and administrative consist of the following:
		September 30, 2012	December 31, 2012
Equity based compensation		$(7,690)	$(6,817)
Transition and integration costs		—	(433)
Total adjustment		$(7,690)	$(7,250)
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the September 30, 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	March 31, 2013			June 30, 2013
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$87,598	$—	$87,598	$92,845	$—	$92,845
CE	38,466	—	38,466	26,058	—	26,058
Other	6,705	—	6,705	10,248	—	10,248
Total revenues	132,769	—	132,769	129,151	—	129,151

Costs and expenses:
Cost of revenues (1)	27,373	(1,312)	26,061	18,367	(982)	17,385
Research and development (2)	27,683	(5,308)	22,375	29,763	(5,619)	24,144
Selling, general and administrative (3)	38,942	(8,873)	30,069	39,592	(9,812)	29,780
Depreciation (4)	4,233	—	4,233	4,057	—	4,057
Amortization of intangible assets	18,655	(18,655)	—	18,781	(18,781)	—
Restructuring and asset impairment charges	614	(614)	—	1,319	(1,319)	—
Total costs and expenses	117,500	(34,762)	82,738	111,879	(36,513)	75,366
Operating income from continuing operations	15,269	34,762	50,031	17,272	36,513	53,785
Interest expense (5)	(16,161)	5,984	(10,177)	(15,023)	5,704	(9,319)
Interest income and other, net	629	—	629	1,059	—	1,059
Debt modification expense	(304)	304	—	(1,047)	1,047	—
(Loss) gain on interest rate swaps and caps, net (6)	(1,044)	1,044	—	7,489	(7,489)	—
Loss on debt redemption	—	—	—	(2,761)	2,761	—
(Loss) income from continuing operations before income taxes	(1,611)	42,094	40,483	6,989	38,536	45,525
Income tax expense (benefit) (7)	(561)	4,205	3,644	1,553	2,544	4,097
(Loss) income from continuing operations, net of tax	$(1,050)	$37,889	$36,839	$5,436	$35,992	$41,428

Diluted (loss) income per share from continuing operations	$(0.01)		$0.37	$0.05		$0.42
Shares used in computing diluted net earnings per share (8)	100,565	312	100,877	99,334		99,334

(1) Adjustments to cost of revenues consist of the following:
		March 31, 2013	June 30, 2013
Equity based compensation		$1,017	$926
Transition and integration costs		295	56
Total adjustment		$1,312	$982
(2) Adjustments to research and development consist of the following:
		March 31, 2013	June 30, 2013
Equity based compensation		$4,575	$5,573
Transition and integration costs		733	46
Total adjustment		$5,308	$5,619
(3) Adjustments to selling, general and administrative consist of the following:
		March 31, 2013	June 30, 2013
Equity based compensation		$8,462	$9,193
Transition, transaction and integration costs		411	619
Total adjustment		$8,873	$9,812
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the March 31, 2013 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended
	September 30, 2013
			Adjusted
	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$92,185	$—	$92,185
CE	26,521	—	26,521
Other	5,085	—	5,085
Total revenues	123,791	—	123,791

Costs and expenses:
Cost of revenues (1)	19,334	(843)	18,491
Research and development (2)	27,326	(3,388)	23,938
Selling, general and administrative (3)	38,493	(8,296)	30,197
Depreciation (4)	4,041	—	4,041
Amortization of intangible assets	18,673	(18,673)	—
Restructuring and asset impairment charges	5,705	(5,705)	—
Total costs and expenses	113,572	(36,905)	76,667
Operating income from continuing operations	10,219	36,905	47,124
Interest expense (5)	(15,102)	5,118	(9,984)
Interest income and other, net	639	—	639
Loss on interest rate swaps and caps, net (6)	(4,206)	4,206	—
(Loss) income from continuing operations before income taxes	(8,450)	46,229	37,779
Income tax (benefit) expense (7)	(14,175)	18,565	4,390
Income from continuing operations, net of tax	$5,725	$27,664	$33,389

Diluted income per share from continuing operations	$0.06		$0.34
Shares used in computing diluted net earnings per share	98,434		98,434

(1) Adjustments to cost of revenues consists of $0.8 million of equity based compensation for the period ended September 30, 2013.
(2) Adjustments to research and development consists of $3.4 million of equity based compensation for the period ended September 30, 2013.
(3) Adjustments to selling, general and administrative consists of $8.3 million of equity based compensation for the period ended September 30, 2013.
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Date: January 8, 2014	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
EVP and General Counsel